Mar. 26, 2020
Neuberger Berman Genesis Fund
Neuberger Berman Equity Funds® (“Equity Funds”)

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of each series of Equity Funds, Income Funds, Alternative Funds and AMT Funds, each as amended and supplemented

Effective immediately, the following changes apply to the Summary Prospectuses, Prospectuses, and Statements of Additional Information, as applicable, for each series of the Equity Funds, Income Funds, Alternative Funds and AMT Funds (each a “Fund”):

(1) The paragraph titled “Market Volatility Risk.” in the “Principal Investment Risks” section of each Equity Fund’s and AMT Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

The date of this supplement is March 13, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com